Exhibit 99.1

two and LatAm Logistic Properties S.A. Agree to Combine, Creating a Leading Publicly Traded Developer, Owner, and Manager of Modern Logistics Real Estate in Central and South America

● LatAm Logistic Properties is one of the only Institutional Industrial Platforms operating across the region, bringing the development of class A warehouses to undersupplied markets

● Estimated post-transaction enterprise value of $578 Million based on a minimum of $25 Million in net cash proceeds to fund growth (assuming 70% redemptions from two’s trust account)

● LatAm Logistic Properties’ management will roll 100% of their existing shares into equity of the combined company

ZEPHYR COVE, NV and SAN JOSÉ, COSTA RICA, August 15, 2023 – two (NYSE: TWOA) (“TWOA”), a special purpose acquisition company, and LatAm Logistic Properties S.A. (d/b/a LatAm Logistic Properties) (“LLP”), a leading developer, owner, and manager of institutional quality, class A industrial and logistics real estate in Central and South America, have entered into a definitive business combination agreement (the “Business Combination Agreement”), pursuant to which LLP would become publicly listed on a U.S. stock exchange.

Pursuant to the Business Combination Agreement, each of LLP and TWOA will merge with newly-formed subsidiaries of a to-be-formed holding company (“Pubco”) and Pubco will be the parent company of each of the Company and LLP following the consummation of the Business Combination. Upon the closing of the transactions contemplated by the Business Combination Agreement (the “Business Combination”), the ordinary shares of Pubco are expected to be listed on the New York Stock Exchange (“NYSE”) under the new ticker symbol “LLP”. The Business Combination is expected to close in the fourth quarter of 2023, subject to regulatory and both companies’ shareholder approvals, among other customary closing conditions.

LLP is one of the only vertically integrated logistics real estate platforms operating across Central and South America. LLP’s portfolio consists of approximately 4.8 million square feet of operating gross leasable area (“GLA”) across a network of 28 facilities in Costa Rica, Colombia, and Peru, primarily located in high-growth consumption centers with high barriers to entry. LLP’s properties are designed and developed to offer greater accessibility, security, and maximum optionality, which provides cost efficiencies for its multi-national and regional customers. With modern specifications, LLP is able to drive operational efficiencies in parallel with technology advancements for timely delivery of goods, implementing forward-thinking operational processes that provide clients with best-in-class service. Additionally, LLP’s properties comply with the highest standards of environmental sustainability with EDGE certifications, a green building standard sponsored by the International Finance Corporation.

“We believe LLP’s combination with TWOA is a transformational event that will position LLP to realize the massive opportunities driven by the increased demand for logistics real estate across Central and South America,” said Esteban Saldarriaga, CEO of LLP. “LLP’s well-established track-record of developing modern class A facilities in a cost-efficient manner provides a unique competitive advantage to meet the new demand created by nearshoring and e-commerce. We are excited to enter this next phase in our history through the transaction with TWOA, which will allow us to further capitalize on the macro tailwinds benefiting logistics warehouse facilities. We expect to continue building out our strong platform across existing and new adjacent geographies with US dollar denominated markets. We believe a NYSE listing will enable us to secure access to resources to fund these growth opportunities and position LLP for the future.”

Thomas D. Hennessy, Chairman and CEO of TWOA, commented: “Industrial real estate continues to attract significant capital inflows due to the macroeconomic tailwinds supporting logistics and distribution demand. As one of the only vertically integrated logistics operating platforms in its regions, LLP is a dominant player in Central and South America. LLP’s class A US institutional asset quality, predictable cash flows, growth prospects, and management team’s strong track record offer a compelling opportunity. We are thrilled to partner with LLP and enter into this business combination.”

Upon closing of the Business Combination, the senior leadership of Pubco will consist of Thomas McDonald, as Chairman; Esteban Saldarriaga, as CEO; and Annette Fernández, as CFO.

Transaction Terms & Financing

The combined company will have an estimated post-transaction enterprise value of $578 million, based on a pre-money equity value of LLP of $286 million, with a minimum of $25 million in net cash proceeds from the Business Combination and assuming 70% redemptions by TWOA’s existing public shareholders. Net proceeds raised from the Business Combination will be used to fund future growth opportunities.

The Business Combination Agreement has been unanimously approved by the Boards of Directors of both LLP and TWOA.

For a summary of the material terms of the Business Combination Agreement, as well as a supplemental investor presentation, please see TWOA’s Current Report on Form 8-K to be filed with the U.S. Securities and Exchange Commission (the “SEC”). Additional information about the proposed Business Combination will be described in Pubco’s registration statement on Form F-4 to be filed with the SEC, which will include a proxy statement/prospectus. Pubco and TWOA also will file other documents regarding the proposed Business Combination with the SEC.

Advisors

BTG Pactual is acting as exclusive M&A advisor to LLP. Cohen & Company Capital Markets, a division of J.V.B. Financial Group, LLC (“CCM”), is acting as exclusive financial advisor and lead capital markets advisor to TWOA. Baker & McKenzie LLP is acting as U.S. counsel to LLP. Ellenoff Grossman & Schole LLP is acting as U.S. counsel to TWOA. Gateway Group is acting as investor relations advisors to both TWOA and LLP. Dukas Linden Public Relations is acting as public relations advisors to both TWOA and LLP.

Webcast Information

TWOA and LLP management will host a webcast to discuss the proposed Business Combination today, August 15, 2023, at 8:00 a.m. Eastern time. The webcast will be accompanied by a detailed investor presentation. The investor presentation will be available at www.latamlp.com and www.twoaspac.com.

Date: August 15, 2023

Time: 8:00 a.m. Eastern time

The conference call will be broadcast live here. To dial in via telephone see details below.

Toll-free dial-in number: (800) 715-9871

International dial-in number: (646) 307-1963

Conference ID: 6625255

Please dial the conference telephone number 5 to 10 minutes prior to the start time. An operator will register your name and organization. If you have any difficulty connecting with the conference call, please contact Gateway Group at (949) 574-3860.

A recorded replay of the conference call will be available here after 12:00 p.m. Eastern time today,

and at www.latamlp.com and www.twoaspac.com.

About LatAm Logistic Properties

LatAm Logistic Properties, S.A. is a leading developer, owner, and manager of institutional quality, class A industrial and logistics real estate in Central and South America. LLP’s customers are multinational and regional e-commerce retailers, third-party logistic operators, business-to-business distributors, and retail distribution companies. LLP’s strong customer relationships and insight is expected to enable future growth through the development and acquisition of high-quality, strategically located facilities in its target markets. As of June 30, 2023, LLP consisted of an operating and development portfolio of twenty-eight logistic facilities in Colombia, Peru and Costa Rica, totaling more than 650,000 square meters of gross leasable area.

About two

two is a special purpose acquisition company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. For more information, visit twoaspac.com.

Forward-Looking Statements

This communication contains certain forward-looking information with respect to the Business Combination, which may not be included in future public filings or investor guidance. The inclusion of financial statements or metrics in this communication should not be construed as a commitment by LLP, Pubco or TWOA to provide guidance on such information in the future. Certain statements in this communication may be considered forward-looking statements within the meaning of federal securities laws. Forward-looking statements include, without limitation, statements about future events or LLP’s, TWOA’s or Pubco’s future financial or operating performance. For example, statements regarding anticipated growth in the industry in which LLP operates and anticipated growth in demand for LLP’s products and solutions, the anticipated size of LLP’s addressable market and other metrics, statements regarding the benefits of the Business Combination, and the anticipated timing of the completion of the Business Combination are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “pro forma,” “may,” “should,” “could,” “might,” “plan,” “possible,” “project,” “strive,” “budget,” “forecast,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential” or “continue,” or the negatives of these terms or variations of them or similar terminology.

These forward-looking statements regarding future events and the future results of LLP, Pubco and TWOA are based on current expectations, estimates, forecasts, and projections about the industry in which LLP operates, as well as the beliefs and assumptions of LLP’s management. These forward-looking statements are only predictions and are subject to known and unknown risks, uncertainties, assumptions and other factors beyond LLP’s, Pubco’s or TWOA’s control that are difficult to predict because they relate to events and depend on circumstances that will occur in the future. They are neither statements of historical fact nor promises or guarantees of future performance. Therefore, LLP’s and Pubco’s actual results may differ materially and adversely from those expressed or implied in any forward-looking statements and LLP, Pubco and Two therefore cautions against relying on any of these forward-looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by LLP and its management, TWOA and its management, and Pubco and its management, as the case may be, are inherently uncertain and are inherently subject to risks variability and contingencies, many of which are beyond LLP’s, TWOA’s or Pubco’s control. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the Business Combination; (ii) the outcome of any legal proceedings that may be instituted against LLP, TWOA, Pubco or others following the announcement of the Business Combination and any definitive agreements with respect thereto; (iii) the inability to complete the Business Combination due to the failure to obtain consents and approvals of the shareholders of TWOA, to obtain financing to complete the Business Combination or to satisfy other conditions to closing, or delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals required to complete the transactions contemplated by the business combination agreement; (iv) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (v) LLP’s and Pubco’s ability to manage growth; (vi) the ability to meet stock exchange listing standards following the consummation of the Business Combination; (vii) the risk that the Business Combination disrupts current plans and operations of LLP as a result of the announcement and consummation of the Business Combination; (viii) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of Pubco or LLP to grow and manage growth profitably, maintain key relationships and retain its management and key employees; (ix) costs related to the Business Combination; (x) changes in applicable laws, regulations, political and economic developments; (xi) the possibility that LLP or Pubco may be adversely affected by other economic, business and/or competitive factors; (xii) LLP’s estimates of expenses and profitability; and (xiii) other risks and uncertainties set forth in the filings by TWOA or Pubco with the SEC. There may be additional risks that neither LLP nor TWOA presently know or that LLP and TWOA currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. Any forward-looking statements made by or on behalf of LLP, TWOA or Pubco speak only as of the date they are made. None of LLP, Pubco or TWOA undertakes any obligation to update any forward-looking statements to reflect any changes in their respective expectations with regard thereto or any changes in events, conditions or circumstances on which any such statement is based. Accordingly, attendees and recipients should not place undue reliance on forward-looking statements due to their inherent uncertainty.

Nothing in this communication should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made.

LLP, TWOA and Pubco disclaim any and all liability for any loss or damage (whether foreseeable or not) suffered or incurred by any person or entity as a result of anything contained or omitted from this communication and such liability is expressly disclaimed. The recipient agrees that it shall not seek to sue or otherwise hold LLP, TWOA, Pubco or any of their respective directors, officers, employees, affiliates, agents, advisors or representatives liable in any respect for the provision of this communication, the information contained in this communication, or the omission of any information from this communication. Only those particular representations and warranties of LLP, Pubco or TWOA made in a definitive written agreement regarding the Business Combination (which will not contain any representation or warranty relating to this communication), when and if executed, and subject to such limitations and restrictions as specified therein, shall have any legal effect.

Industry and Market Data

This communication also contains estimates and other statistical data made by independent parties which they believe to be reliable and by LLP relating to market size and growth and other data about LLP’s industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of the future performance of the markets in which LLP operates are necessarily subject to a high degree of uncertainty and risk. LLP has not independently verified the accuracy or completeness of the independent parties’ information. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of such independent information.

Trademarks

LLP owns or has rights to various trademarks, service marks and trade names used is connection with the operation of its business. This communication may also contain trademarks, service marks, trade names and copyrights of other companies or third parties, which are the property of their respective owners. LLP’s use thereof does not imply an affiliation with, or endorsement by, the owners of such trademarks, service marks, trade names and copyrights. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this communication may be listed without the TM, SM or symbols, but LLP will assert, to the fullest extent under applicable law, the rights of the applicable owners to these trademarks, service marks, trade names and copyrights.

Additional Information

This communication relates to the Business Combination. This communication does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the Business Combination, Pubco intends to file with the SEC a registration statement on Form F-4 containing a preliminary proxy statement of TWOA and a preliminary prospectus of Pubco, and after the registration statement is declared effective, TWOA will mail a definitive proxy statement/prospectus relating to the Business Combination to its shareholders. This communication does not contain all the information that should be considered concerning the Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. LLP’s and TWOA’s shareholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the Business Combination, as these materials will contain important information about LLP, TWOA, Pubco and the Business Combination. When available, the definitive proxy statement/prospectus and other relevant materials for the Business Combination will be mailed to shareholders of TWOA as of a record date to be established for voting on the Business Combination. Shareholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: two, 195 US HWY 50, Suite 208, Zephyr Cove, NV 89448; Tel: (310) 954-9665.

Participants in the Solicitation

TWOA and its directors and executive officers may be deemed participants in the solicitation of proxies from TWOA’s shareholders with respect to the Business Combination. A list of the names of those directors and executive officers and a description of their interests in TWOA is contained in TWOA’s filings with the SEC, which are available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to: two, 195 US HWY 50, Suite 208, Zephyr Cove, NV 89448; Tel: (310) 954-9665. Additional information regarding the interests of such participants will be contained in the proxy statement/prospectus for the Business Combination when available.

LLP, Pubco and their respective directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of TWOA in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination will be included in the proxy statement/prospectus for the Business Combination when available.

Investor Relations Contact:

Gateway Group, Inc.

Cody Slach, Matthew Hausch

(949) 574-3860

TWOA@gateway-grp.com

two Contact:

Nick Geeza

Chief Financial Officer

ngeeza@hennessycapitalgroup.com

Media Relations Contact:

Zach Kouwe / Kendal Till

Dukas Linden Public Relations for LatAm Logistic Properties S.A.

+1 646-722-6533

LLP@dlpr.com